                                                                    Exhibit 21.1

                                  SUBSIDIARIES
                            PROMUS HOTEL CORPORATION


                                                         JURISDICTION            PERCENTAGE           DATE
                                                             OF                     OF                 OF                  FEIN
                  NAME                                  INCORPORATION            OWNERSHIP        INCORPORATION           NUMBER
                  ----                                  -------------            ---------        -------------           ------
   Candlewood Hotel Company, Inc.*                         Delaware                 27%              11/05/96            48-1188025
   Doubletree Hotels Corporation                           Arizona                  100%             06/01/73            86-0276041
       Desert Sun Insurance Company                        Vermont                  100%             08/06/97            04-3385464
       Doubletree of Phoenix, Inc.                         Delaware                 100%             07/08/69            86-0223721
          DT Management, Inc.                              Arizona                  100%             06/29/87            86-0594279
             Arizona DTM Florida, Inc.                     Florida                  100%             12/06/94            86-0827400
             Arizona DTM Pasadena, Inc.                    California               100%             04/29/88            86-0607774
             DTM Antlers, Inc.                             Arizona                  100%             03/16/89            86-0636943
             DTM Burlingame, Inc.                          Arizona                  100%             02/09/90            93-1053497
             DTM Cambridge, Inc.                           Massachusetts            100%             03/29/91            86-0678310
             DTM Coconut Grove, Inc.                       Arizona                  100%             05/28/87            86-0582711
             DTM Largo, Inc.                               Arizona                  100%             06/19/85            86-0636941
             DTM Maryland, Inc.                            Arizona                  100%             01/20/89            86-0575855
             DTM Nashville, Inc.                           Arizona                  100%             03/09/87            86-0575855
             DTM Oklahoma, Inc.                            Arizona                  100%             12/10/87            86-0596398
             DTM Palm Springs, Inc.                        Arizona                  100%             12/12/88            33-0413279
             DTM St. Louis, Inc.                           Arizona                  100%             04/22/85            86-0512992
             DTM Salt Lake City, Inc.                      Utah                     100%             11/26/86            86-0565966
             DTM Santa Clara, Inc.                         Arizona                  100%             04/12/83            86-0506691
             DTM Tampa, Inc.                               Florida                  100%             12/18/86            86-0565967
             DTM Tulsa, Inc.                               Arizona                  100%             03/30/82            86-0452247
             DTM Ventura, Inc.                             Arizona                  100%             06/29/87            86-0583712
             DTM Walnut Creek, Inc.                        Arizona                  100%             02/09/90            86-0653973
          DT Real Estate, Inc.                             Arizona                  100%             06/29/87            86-0594278
             Compri Realty Corporation No. 1               Arizona                  100%             01/06/84            86-0474442
             DT Investments, Inc.                          Arizona                  100%             06/21/66            86-0206735
             DTR Cambridge, Inc.                           Arizona                  100%             05/16/90            86-0659218
             DTR FCH Holdings, Inc                         Arizona                  100%             04/12/83            86-0506692
             DTR Sonoran Holding, Inc.                     Arizona                  100%             11/09/94            86-0803674
                DTM Atlanta/Legacy, Inc.                   Arizona                  100%             11/09/94            86-0803816
                DTR Boston Heights, Inc.                   Arizona                  80%              11/09/94            86-0803673
                DTR Houston, Inc.                          Arizona                  80%              11/09/94            86-0803672
                DTR Independence, Inc.                     Arizona                  100%             11/09/94            86-0803670
                DTR North Canton, Inc.                     Arizona                  100%             11/09/94            86-0803814
                DTR PAH Holding, Inc.                      Arizona                  100%             11/22/96            86-0843169
                DTR San Antonio, Inc.                      Arizona                  100%             11/09/94            86-0803669
                   Doubletree de Mexico, S.A. de C.V.      Mexico                   50%              09/26/95                 -
                DTR West Montrose, Inc.                    Arizona                  100%             11/09/94            86-0803816
             DTR TM Holdings, Inc.                         Arizona                  100%             05/08/94            86-0358342
             Doubletree Hotel Ventures, Inc.               Arizona                  100%             08/28/78            86-0538339


                                                         JURISDICTION            PERCENTAGE           DATE
                                                             OF                     OF                 OF                   FEIN
                  NAME                                  INCORPORATION            OWNERSHIP        INCORPORATION            NUMBER
                  ----                                  -------------            ---------        -------------            ------
             Doubletree, Inc. of California                Arizona                  100%             08/12/70            86-0250743
             Houston Airport Doubletree, Inc.              Texas                    100%             03/17/87            86-0575817
             Scottsdale Plaza Doubletree, Inc.             Arizona                  100%             06/14/74            86-0289142
             Tuk Inns, Inc.                                Washington               100%             06/14/74            86-0217030
          Doubletree Hotel Systems, Inc.                   Arizona                  100%             01/10/68            86-0630796
             Compris Hotel Corporation                     Delaware                 100%             02/06/89            86-0471065
                DTR RFS Lessee, Inc.                       California               100%             11/01/85            86-0532314
          Hotel Clubs of Corporate Woods, Inc.             Kansas                   100%             09/28/81            48-0930357
       HOSCO Corporation                                   Arizona                  100%             01/06/84            86-0474308
       INNCO Corporation                                   Arizona                  100%             01/09/84            83-0274645
   Harrison Conference Associates, Inc.                    Delaware                 100%               1967                   -
   Promus Operating Company, Inc.                          Delaware                 100%             03/02/95            62-1596939
   Promus Hotels, Inc.                                     Delaware                 100%             05/10/95            62-1602678
      Buckleigh, Inc.                                      Delaware                 100%             08/24/87            74-2493006
      Compass, Inc.                                        Tennessee                100%             11/16/94            62-1590142
      EJP Corporation                                      Delaware                 100%             10/31/91            62-1489071
         Suite Life, Inc.                                  Delaware                 100%             07/11/86            75-2123392
      Embassy Development Corporation                      Delaware                 100%             08/24/87            74-2479161
      Embassy Equity Development Corp.                     Delaware                 100%             08/24/87            74-2479160
         Embassy Syracuse Development Corp.                Delaware                 100%             03/06/91            62-1469277
         Southfield Hotel Management, Inc.**               Florida                  100%             09/10/91            62-1476762
      Embassy Memphis Corporation                          Tennessee                100%             12/03/92            62-1523545
      Embassy Pacific Equity Corporation                   Delaware                 100%             01/24/89            62-1401635
      Embassy Suites Club No. 1, Inc.                      Kansas                   100%             01/19/84            75-1947366
      Embassy Suites Club No. Two, Inc.                    Texas                    49%              03/13/84            75-1946866
      Embassy Suites Club No. Three, Inc.                  Louisiana                100%             11/03/94            62-1584888
      Embassy Suites de Mexico, S.A. DE***                 Mexico                   96%              08/01/90                 -
      Embassy Suites (Isla Verde), Inc.                    Delaware                 100%             12/21/93            62-1555786
      Embassy Suites (Puerto Rico), Inc.                   Delaware                 100%             05/25/89            62-1395012
      Embassy Vacation Resorts, Inc.                       Delaware                 100%             03/03/94            62-1558894
      EPAM Corporation                                     Delaware                 100%             01/24/89            62-1401630
      ESI Mortgage Development Corporation                 Delaware                 100%             04/10/89            62-1392204
      ESI Mortgage Development Corporation II              Delaware                 100%             03/24/92            62-1522996
      Hampton Inns, Inc.                                   Delaware                 100%             03/23/84            62-1194362
         GOL (Texas), Inc.                                 Texas                    49%              02/28/89            75-2309742
      Pacific Hotels, Inc.                                 Tennessee                100%             11/03/88            62-1371344
         ATM Hotels Pty Limited***                         Australia                100%             05/25/90                 -
      Promus Hospitality Corporation                       Delaware                 100%             08/17/94            62-1577257
      Promus Hotel Services, Inc.                          Delaware                 100%             05/12/95            62-1602738
      Promus Hotels Florida, Inc.                          Delaware                 100%             05/12/95            62-1602737
      Promus Hotels Minneapolis, Inc.                      Delaware                 100%             10/31/95            62-1619978
   Red Lion Hotels, Inc.                                   Delaware                 100%             01/09/84            91-1634199
       Betty MacWilliam & Company                          Texas                    49%              03/29/94            76-0285192
       Boise-Red Lion Downtowner, Inc.                     Idaho                    100%             07/24/89            82-0371213
       Boise-Red Lion Motor Inn, Inc.                      Idaho                    100%             11/20/79            82-0371211


                                                         JURISDICTION            PERCENTAGE           DATE
                                                             OF                     OF                 OF                   FEIN
                  NAME                                  INCORPORATION            OWNERSHIP        INCORPORATION            NUMBER
                  ----                                  -------------            ---------        -------------            ------
       Red Lion Hotel Systems, Inc.                        Arizona                  100%             08/20/79            86-0880191
       Red Lion Properties, Inc.                           Delaware                 100%             06/20/97            91-1366134
       SALC, Inc.                                          Texas                    100%             12/17/86            74-2782384
   RFS, Inc.                                               Tennessee                100%             10/10/79            62-1071048
       RFS Leasing, Inc.                                   Tennessee                100%             10/25/96            62-1659239
   Samantha Hotel Corporation                              Delaware                 100%             12/11/89            04-3070970
       Harbor Hotel Corporation                            Delaware                 100%             03/19/91            04-3148423
  Ziwa Insurance, Inc.                                     Vermont                  100%             05/03/96            03-0351750







  *Candlewood Hotel Company, Inc. is publicly held (traded on NASDAQ).
   Doubletree Corporation holds 2,587,500 of the 9,025,000 Candlewood shares outstanding.
 **In process of being dissolved
***50% Pacific Hotels, Inc., 50% Promus Hotels, Inc.